UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2026
 ______________________________
Forestar Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2221 E. Lamar Blvd., Suite 790, Arlington, Texas 76006
(Address of principal executive offices)
(817) 769-1860
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	FOR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 19, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of seven director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026. There were 50,885,325 shares of Common Stock eligible to be voted at this meeting and there were 48,470,427 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the four listed matters were as follows:

(1). Proposal One: Election of Directors. Stockholders elected each of the following nominees as a director to hold office until the 2027 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Kellie L. Fischer	46,065,403	230,657	12,792	2,161,575
Samuel R. Fuller	46,032,521	264,807	11,524	2,161,575
Lisa H. Jamieson	46,009,140	286,930	12,782	2,161,575
Anthony W. Oxley	46,154,675	142,532	11,645	2,161,575
Elizabeth (Betsy) Parmer	46,005,433	290,495	12,924	2,161,575
George W Seagraves, II	45,975,167	322,148	11,537	2,161,575
Donald J. Tomnitz	46,118,837	178,371	11,644	2,161,575

(2). Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
45,275,426	1,011,863	21,563	2,161,575

(3). Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 based on the following votes.

For	Against	Abstain
48,440,500	26,059	3,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.
Date:	January 20, 2026	By:	/S/ JAMES D. ALLEN
James D. Allen
Executive Vice President and
Chief Financial Officer